SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 28, 2002

                                  NEXPUB, INC.
                            ------------------------
                           (EXACT NAME OF REGISTRANT)

                                    DELAWARE
                            ------------------------
                            (STATE OF INCORPORATION)

        000-14614                                         65-0896930
 ------------------------                   ------------------------------------
 (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)


3820 EXECUTIVE WAY, MIRAMAR, FLORIDA                              33314
----------------------------------------                       ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


                                 (954) 392-5889
              ----------------------------------------------------
              (REGISTRANT"S TELEPHONE NUMBER, INCLUDING AREA CODE)




           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 3.   BANKRUPCTY OR RECEIVERSHIP.

(a) On March 20, 2002, pursuant to that certain Petition for Assignment for the Benefit of Creditors filed in the Circuit Court of the 11th Judicial Circuit in and for Miami-Dade County, Florida, all of the assets of the Company were assigned to Donald Kaplan, as assignee for the benefit of creditors of the Company (the "Assignee").

ITEM 5.   OTHER EVENTS.

On March 20, 2002, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits

          Exhibit No.  Description

          99.1        Press Release dated March 28, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEXPUB, INC.


DATED: March 28, 2001                     By:  /s/ Robert Edgman
                                               --------------------------------
                                               Vice President

         Exhibit Index

         Exhibit No.                Description



         99.1         Press Release dated March 28, 2002.